CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 31, 2008 on the financial statements and financial highlights as of and for the period ended January 31, 2008 of The Biondo Growth Fund, a series of shares of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the Fund’s 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 31, 2008 on the financial statements and financial highlights as of and for the period ended January 31, 2008 of Critical Math Fund, a series of shares of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the Fund’s 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 28, 2008 on the financial statements and financial highlights of The Ladenburg Thalmann Gaming & Casino Fund, a series of Northern Lights Funds Trust.   Such financial statements and financial highlights appear in the 2008 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 28, 2008 on the financial statements and financial highlights of Jacobs & Company Mutual Fund, a series of Northern Lights Funds Trust.   Such financial statements and financial highlights appear in the 2008 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 31, 2008 on the financial statements and financial highlights as of and for the period ended January 31, 2008 of the Palantir Fund, a series of shares of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the Fund’s 2008 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2008